SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 26, 2001
                                                         -----------------

                               NUWAY ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-43423                        65-0159115
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(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
   formation)


19100 Von Karman Avenue, Suite 450, Irvine CA                            92612
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (949) 553-8002
                              ---------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         On November 26, 2001, Shubitz Rosenbloom & Co., P.A. ("Shubitz") notified the Registrant that it has resigned as the Registrants independent accountants. While Shubitz will not conduct the audit for the Registrant for fiscal 2001, Shubitz has agreed to continue to assist the Registrant and will prepare the financial statements for the Registrant's cigar and gaming operations.

         Shubitz' reports on the financial statements for the two most recent fiscal years ended December 31, 1999 and December 31, 2000 did not contain an adverse opinion, or a disclaimer of opinion, or was qualified as to audit scope or accounting principles.

         Furthermore, during the two most recent fiscal years and through November 29, 2001, there have been no disagreements with Shubitz on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Shubitz, would have caused that firm to make reference to the subject matter of such disagreements in connection with its reports.

         The Registrant has requested Shubitz to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated November 30, 2001 is filed as Exhibit 16.1 to this Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.


                                       NuWay Energy, Inc.
                                       (Registrant)


     11/30/01                          /s/ Todd Sanders
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       Date                            TODD SANDERS, President


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